WAIVER AND RELEASE

THIS WAIVER AND RELEASE, dated as of December 31, 2008, is duly executed by the undersigned investors (the "Investors") and in connection with the attached agreement between the Investors and Yanglin Soybean, Inc. (the "Company").

WHEREAS, in connection with a private placement, the Company and the Investors entered into, among other things, (i) the Series A Convertible Preferred Stock Purchase Agreement dated October 3, 2007 (the "Purchase Agreement"); and (ii) the Registration Rights Agreement dated October 3, 2007 (the "Registration Rights Agreement"), under which the Company agreed (a) to file a registration statement to register certain securities held by the Investors before a certain date and (b) have the registration statement effective before a certain date (clauses (a) and (b) of this Recital together, the "Obligations");

WHEREAS, the Company has not been able to meet the Obligations in the time frame set forth under the Registration Rights Agreement; which failure to meet such Obligations constituted Events (as defined in Section 7(e) of the Registration Rights Agreement);

WHEREAS, the occurrence of the foregoing Events triggered the Company's obligation to pay liquidated damages to the holders of the Registrable Securities (as that term is defined in the Registration Rights Agreement), which liquidated damages have not been paid and have accrued through December 31, 2008 (the "Accrued Damages"):

WHEREAS, pursuant to Section 7(f) of the Registration Rights Agreement, the consent of holders of a majority of the Registrable Securities (as that term is defined in the Registration Rights Agreement) is necessary to affect an amendment or waiver of the Registration Rights Agreement;

WHEREAS, the Investors hold a majority of the Registratable Securities; and

WHEREAS, the Company agreed to, and did, enter into the Agreement on December 31, 2008, in exchange for the Investors agreement to permanently and unconditionally waive, release and discharge the Company from the Accrued Damages under the Registration Rights Agreement.

NOW, THEREFORE, in consideration of these premises and the Investors' receipt of the Agreement, the Investors hereby agree to:

1. waive, release and discharge, forever and unconditionally, the Company from all claims to the Accrued Damages.

2. The Investors further acknowledge that they have been afforded ample opportunity to review and evaluate this Waiver and Release prior to subscribing thereto and that they have been represented and assisted by counsel for that purpose. The Investors also acknowledge and agree that they enter into this Waiver and Release freely and voluntarily,

without duress or coercion of any kind, and as an informed and well-reasoned exercise of their respective business judgments.

IN WITNESS WHEREOF, the undersigned Investors have caused this Waiver and Release to be duly executed by their authorized officer as of the date first written above.

INVESTORS:

Vision Opportunity Master Fund, Ltd.

By: [signature]
Name: Adam Benowitz
Title: Director

Vision Capital Advantage Fund, L.P.

By: [signature]
Name: Adam Benowitz
Title: Authorized Signatory

Sansar Capital Special Opportunity Master Fund, LP (Cayman Master)

By: /s/ Sanjay Motwani
Name: Sanjay Motwani
Title: President/Portfolio Manager